FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 25, 1997


                      First Citizens Financial Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                         0-17912                       52-1638667
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

22 Firstfield Road
Gaithersburg, Maryland                                              20878
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(Address of principal executive office)                           (Zip Code)


               Registrant's telephone number, including area code:
                                 (301) 527-2400

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                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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         First Citizens Financial  Corporation  ("First Citizens")  announced on
March 24, 1997 that its 1997 annual meeting of stockholders previously scheduled for Friday, April 25, 1997 will be delayed due to the proposed merger with Provident Bankshares Corporation. Attached as Exhibit "A" is a copy of the press release issued by First Citizens concerning the annual meeting.



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

                          [FIRST CITIZENS LETTERHEAD]


                                                                    NEWS RELEASE
For Immediate Release

March 24, 1997

Contact:
     Mr. Enos K. Fry                                  Mr. Charles R. Duda
     President                                        Executive Vice President
     (301) 527-2404                                   (301) 527-2414


FIRST CITIZENS FINANCIAL CORPORATION ANNOUNCES POSTPONEMENT OF 1997 ANNUAL STOCKHOLDERS MEETING

Gaithersburg, Maryland (March 24, 1997). . . First Citizens Financial Corporation (NASDAQ: FCIT), parent company of Citizens Savings Bank F.S.B. of Gaithersburg, Maryland, announced today that due to the proposed merger with Provident Bankshares Corporation, the 1997 annual meeting of stockholders previously scheduled for April 25, 1997 will be delayed. The annual meeting will be rescheduled, for a date to be determined, and the meeting agenda will include a vote on the proposed merger.

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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST CITIZENS FINANCIAL CORPORATION
                                            ------------------------------------
                                                        (Registrant)



                                            By: /s/
                                                --------------------------------
                                                         Enos K. Fry
                                                          President



Date:  March 25, 1997
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